SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 Amendment No. 1


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) November 9,2005


                          MANAKOA SERVICES CORPORATION
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                     NEVADA
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


        000-27365                                          88-0440528
 -------------------------------------------------------------------------------
 (Commission File Number)                   (I.R.S. Employer Identification No.)


             7203 W. Deschutes Avenue, Suite B, Kennewick, WA 99336
    ------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (509) 736-7000
               ---------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


Section 8 - Other Events

     Item 8.01 Other Events.

On November 11, 2005, Manakoa Services Corporation issued a press release to announce that it had reached a partner agreement with Secure Venture Technologies of Berthoud, CO (SVT). SVT will serve as its agent to provide sales, software development and product support for the System Controls MP
(SCMP) for MOM 2005.

On November 11, 2005, Manakoa Services Corporation issued a press release to announce the acceptance of Dr. G. Robert Williams, co-founder, CEO and director's resignation. James C. Katzaroff, president and board member, will take over as CEO. Robert Papke, VP and Corporate Secretary, will assume the role as president and Mr. Williams' vacated board seat.

Mr. Katzaroff, a co-founder as well, has served as Manakoa's President and Interim-CFO, for the past several years.

Prior to Manakoa, Mr. Katzaroff has held senior positions at Telemac, including Chief Financial Officer, Senior Vice President-Finance, Sr. Vice President, and Corporate Secretary of Telemac, Inc., an international communications venture active in the wireless telephony market. At Telemac, he was responsible for the venture's corporate strategy, investors and investment banking relationships, and the creation of the original executive team. Prior to Telemac, Mr. Katzaroff was a financial consultant with Smith Barney, Bateman Eichler and E.F. Hutton. Mr. Katzaroff has been a financial advisor for numerous start-up and development stage companies, and has assisted numerous companies with their initial public offerings.

Mr. Katzaroff is also Chairman and CEO of Apogee Biometrics, an affliated shareholder that currently owns approximately 7.5% of Manakoa Services Corporation. He does not serve as a board member for any other public company and his compensation will remain the same and will be reviewed at the company's next board meeting.

Mr. Papke has served as Manakoa's VP and Corporate Secretary for several years.

Mr. Papke has held senior management/executive positions with a number of companies and is currently President and board member of Apogee Biometrics, Inc.

Prior to ABI, Mr.Papke was the Founder & CEO of IMGI, a marketing & distribution company that licensed and leveraged existing brands into complimentary markets. Prior to IMGI, Mr. Papke served as President/CEO of PhotoTrust, a professional B2B enterprise solutions company. Mr. Papke has also served as General Manager-Professional Services Business Unit for Intel Corporation.

Mr Papke does not serve as a board member for any other public company and his compensation will be reviewed at the company's next board meeting.


Section 9 - Financial Statements and Exhibits

     Item 9.01 Financial Statements and Exhibits

a) Financial Statements
   None

b) Exhibits

Exhibit
  No. Description
--------------------------------------------------------------------------------
99.1 Press Release issued by MANAKOA  SERVICES  CORPORATION,  dated November 11,
     2005
99.2 Press Release issued by MANAKOA  SERVICES  CORPORATION,  dated November 11,
     2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: 2/16/06                                   By: /s/ James C. Katzaroff
                                                 -------------------------------
                                                 Name: James C. Katzaroff
                                                 Title: Chief Executive Officer